Exhibit 10.15




                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                  THIS AGREEMENT is made as of May 1, 1998, by and between CTI Industries Corporation, a Delaware corporation (the "Borrower"), and First American Bank, an Illinois banking corporation (the "Bank").

                  Whereas, the Borrower and the Bank are parties to a Loan and Security Agreement dated as of August 22, 1996, as it has been amended from time to time and the parties wish to restate the terms and conditions under which the Bank will make loans to the Borrower; and

                  In consideration of the mutual covenants, conditions, and agreements herein contained, the parties hereto agree as follows:

                  Section 1.  THE BANK'S AGREEMENT TO LEND.

                  1.1. Loan Amount. Subject to and upon the terms and conditions set forth in this Agreement, the Bank agrees to lend to the Borrower, from time to time, such sums as may be requested by the Borrower and which the Bank in its discretion agrees to lend from time to time, the total of which shall not exceed, in the aggregate, $10,224,651.16, subject to the further limits hereinafter set forth (the "Loan") pursuant to the First Term Loan, the Second Term Loan, Third Term Loan, Fourth Term Loan and the Revolving Loan hereinafter provided.

                  1.1.1. First Term Loan (Loan No. 600804665-63). The Bank agrees to lend to the Borrower, subject to and upon the terms and conditions herein set forth, the sum of One Million Seven Hundred Eighty Eight Thousand Three Hundred Twenty Eight and 39/100 Dollars ($1,788,328.39) (herein referred to as the "First Term Loan"). The First Term Loan shall be evidenced by and be repayable with interest in accordance with the terms of this Agreement and a promissory note payable to the order of the Bank in the original principal amount of $1,788,328.39, which shall be dated on or before the initial disbursement of the First Term Loan and shall be duly executed and delivered by the Borrower (the "First Term Note").

                  1.1.2. Second Term Loan (Loan No. 600804665-56). The Bank agrees to lend to the Borrower, subject to and upon the terms and conditions herein set forth, the sum of Two Million One Hundred Twenty Eight Thousand Three Hundred Twenty Two and 80/100 Dollars ($2,128,322.80)(herein referred to as the "Second Term Loan"). The Second Term Loan shall be evidenced by and be repayable with interest in accordance with the terms of this Agreement and a promissory note payable to the order of the Bank in the original principal amount of $2,200,000.00, dated August 22, 1996 and having been duly executed and delivered by the Borrower (the "Second Term Note").

                  1.1.3. Third Term Loan (Loan No. 600804665-64). The Bank agrees to lend to the Borrower, subject to and upon the terms and conditions herein set forth, the sum of Two Million Two Hundred Fifty Eight Thousand and No/100 Dollars ($2,258,000.00) (herein referred to as the "Third Term Loan"). The Third Term Loan shall be evidenced by and be repayable with interest in accordance with the terms of this Agreement and a promissory note payable to the order of the Bank in the original principal amount of $2,258,000.00, which shall be dated on or before the initial disbursement of the Third Term Loan and shall be duly executed and delivered by the Borrower (the "Third Term Note").









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                  1.1.4.  Fourth  Term Loan  (Loan No.  600804665-60).  The Bank
agrees to lend to the Borrower, subject to and upon the terms and conditions herein set forth, the sum of Forty Nine Thousand Nine Hundred Ninety Nine and 97/100 Dollars ($49,999.67)(herein referred to as the "Fourth Term Loan"). The Fourth Term Loan shall be evidenced by and be repayable with interest in accordance with the terms of this Agreement and a promissory note payable to the order of the Bank in the original principal amount of $200,000.00, dated July 1, 1997 and having been duly executed and delivered by the Borrower (the "Fourth Term Note").

                  1.1.5. Revolving Loan (Loan No. 600804665-65) The Bank agrees to lend to the Borrower, subject to and upon the terms and conditions set forth herein, at any time or from time to time on or after the date hereof and on or before May 1, 1999, such amounts (each such loan and all such loans, collectively, as the context requires being herein referred to as the "Revolving Loan") as may be requested by the Borrower and which the Bank in its discretion agrees to lend from time to time, subject to the limitations hereinafter set forth. Within the limits and subject to and upon the terms and conditions herein set forth, amounts under the Revolving Loan may be borrowed and repaid and reborrowed from time to time. Except as otherwise permitted by the Bank, the aggregate unpaid principal amount of the Revolving Loan outstanding at any time shall not exceed the lesser of Four Million and No/100 Dollars ($4,000,000.00) or the Advance Limit (as hereinafter defined). The Revolving Loan shall be evidenced by and be repayable with interest in accordance with the terms of this Agreement and a promissory note payable to the order of the Bank in the original principal amount of $4,000,000.00 which shall be dated on or before the initial disbursement of the Revolving Loan and shall be duly executed and delivered by the Borrower (the "Revolving Note"). For purposes of this Agreement, the Advance Limit shall be equal to the sum of: (i) 80% of the Eligible Accounts (as hereinafter defined) or $4,000,000.00, whichever is less; and (ii) 25% of Eligible Inventory (as hereinafter defined) or $1,300,000.00, whichever is less.

                  For purposes of this Agreement the Eligible Accounts shall mean all Accounts Receivable (as defined in Section 4.1(a) hereof) created by the Borrower in the ordinary course of business arising out of the sale or lease of goods or the rendition of services by the Borrower and which are and at all times shall continue to be (to the effect that any Eligible Account that at any subsequent time fails to meet the requirements to be an Eligible Account shall cease to be an Eligible Account) acceptable to the Bank in all respects as the Bank shall from time to time determine in its discretion, but excluding in all events:

                           (a) any Accounts Receivable unpaid for more than 90 days fromthe date of invoice;

                           (b) any Accounts Receivable against the payment of which the account debtor claims to have, may have, or has a defense, set-off, or counterclaim;

                           (c) any Accounts Receivable as to which the account debtor is located outside the United States, unless supported by a letter of credit or other security deemed to be acceptable by the Bank;

                           (d) any Accounts Receivable as to which the account debtor is a parent, subsidiary, or affiliate of the Borrower;







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                           (e) any  Accounts  Receivable  with  respect to which
         goods are placed on consignment, guaranteed sale, or other terms which are conditions precedent to payment by the account debtor;

                           (f) any Accounts Receivable as to which an account debtor is the United States of America or any department, agency, or instrumentality of the United States of America, unless appropriate assignment of claims forms are executed in advance;

                           (g) any Accounts Receivable not arising out of the Borrower's ordinary course of trade or business;

                           (h) any Accounts Receivable not evidenced by an invoice;

                           (i) any Accounts Receivable arising out of a contract or order that, by its terms, forbids or makes void or unenforceable the assignment by the Borrower to the Bank of the Accounts Receivable arising with respect thereto; and

                           (j) any Accounts Receivable that the Bank elects to exclude from eligibility due to any actual or potential liens, claims, or risks, including unsatisfactory financial responsibility, payment record, or reputation of the account debtor.

                  For purposes of this Agreement, the Eligible Inventory shall mean the lower of cost or market value (as determined in accordance with generally accepted accounting principles consistently applied) of the Inventory (as defined in Section 4.1(b) hereof) of the Borrower and which is and at all times shall continue to be (to the effect that any Inventory that at any subsequent time fails to meet the requirements to be Eligible Inventory shall cease to be Eligible Inventory) acceptable to the Bank in all respects as the Bank shall from time to time determine in its discretion, but excluding in all events:

                           (a) any Inventory that is subject to any prior assignment, claim, lien, security interest, or encumbrance, other than the security interest in favor of the Bank;

                           (b) any Inventory that is not new and unused, except as the Bank may otherwise consent in writing;

                           (c) any Inventory that is stored with a bailee, warehouseman, or similar party, unless such bailee, warehouseman, or similar party shall issue and deliver to the Bank, in form and substance acceptable to the Bank, an agreement or other instrument acknowledging the Bank's prior security interest therein; and

                           (d) any Inventory that the Bank elects to exclude from eligibility due to any actual or potential liens, claims, or risks, including age, type, category, and/or quantity of the Inventory.

                  1.2.  Loan Disbursements.





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                  1.2.1.  First  Term Loan  Disbursements.  The First  Term Loan
shall be disbursed, as the Borrower shall direct, upon the satisfaction of the conditions set forth in Sections 2 and 3 hereof.

                  1.2.2. Second Term Loan Disbursements. The Second Term Loan has already been disbursed as Borrower requested.

                  1.2.3. Third Term Loan Disbursements. The Third Term Loan shall be disbursed, as the Borrower shall direct, upon the satisfaction of the conditions set forth in Sections 2 and 3 hereof.

                  1.2.4. Fourth Term Loan Disbursements. The Fourth Term Loan has already been disbursed as Borrower requested.

                  1.2.5. Revolving Loan Disbursements. The Revolving Loan shall be disbursed, as the Borrower shall direct, upon the submission of such evidence as the Bank shall request to verify the Advance Limit and the satisfaction of the conditions set forth in Sections 2 and 3 hereof. Whenever the Borrower desires to make a borrowing of the Revolving Loan, the Borrower shall give the Bank written or telephonic notice thereof not later than 1:00 p.m. Chicago time on the borrowing date. Each notice of borrowing required under this section shall specify the amount of the proposed borrowing and the proposed borrowing date.

                  1.3.  Interest and Penalties.

                  1.3.1. First Term Loan Interest and Penalties The First Term Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum equal to eight and one-quarter percent (8.25%) per annum. Upon and after the occurrence of an Event of Default, the First Term Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum (the "First Term Loan Default Rate") equal to eleven and one-quarter percent (11.25%) per annum. Interest accruing prior to maturity of the First Term Loan (whether by lapse of time, acceleration, or otherwise) shall be due and payable on the first day of each calendar month, commencing with the month following the date on which the first disbursement of the First Term Loan is made. After maturity of the First Term Loan (whether by lapse of time, acceleration, or otherwise) accrued interest shall be due and payable upon demand. The Borrower shall pay a late charge of five percent (5%) of the amount of any sum payable to the Bank under this Agreement or any of the Notes that is received by the Bank more than 10 days after the date on which it is due. Such late charges shall be due and payable on the due date of the next installment of principal or interest, together with the regular installment then due.

                  1.3.2. Second Term Loan Interest and Penalties The Second Term Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum equal to eight and one-quarter percent (8.25%) per annum. Upon and after the occurrence of an Event of Default, the Second Term Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum (the "Second Term Loan Default Rate") equal to eleven and one-quarter percent (11.25%) per annum. Interest accruing prior to maturity of the Second Term Loan (whether by lapse of time, acceleration, or otherwise) shall be due and payable on the first day of each calendar month, commencing with the month following the date on which the first disbursement of the Second Term Loan is made. After maturity of the Second Term Loan (whether by lapse of time,






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acceleration,  or  otherwise)  accrued  interest  shall be due and payable  upon demand.

                  1.3.3. Third Term Loan Interest and Penalties The Third Term Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum equal to eight and one-quarter percent (8.25%) per annum. Upon and after the occurrence of an Event of Default, the Third Term Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum (the "Third Term Loan Default Rate") equal to eleven and one-quarter percent (11.25%) per annum. Interest accruing prior to maturity of the Third Term Loan (whether by lapse of time, acceleration, or otherwise) shall be due and payable on the first day of each calendar month, commencing with the month following the date on which the first disbursement of the Third Term Loan is made. After maturity of the Third Term Loan (whether by lapse of time, acceleration, or otherwise) accrued interest shall be due and payable upon demand.

                  1.3.4. Fourth Term Loan Interest and Penalties The Fourth Term Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum equal to one percent (1%) per annum over the Prime Rate announced from time to time by the Bank (the "Bank's Prime Rate," which may not be the Bank's lowest rate of interest) which shall be adjusted daily when and as the Bank's Prime Rate changes. Upon and after the occurrence of an Event of Default, the Fourth Term Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum (the "Fourth Term Loan Default Rate") equal to five percent (5%) per annum over the Bank's Prime Rate, which shall be adjusted daily when and as the Bank's Prime Rate changes. Interest accruing prior to maturity of the Fourth Term Loan (whether by lapse of time, acceleration, or otherwise) shall be due and payable on the first day of each calendar month, commencing with the month following the date on which the first disbursement of the Fourth Term Loan is made. After maturity of the Fourth Term Loan (whether by lapse of time, acceleration, or otherwise) accrued interest shall be due and payable upon demand.

                  1.3.5. Revolving Loan Interest and Penalties The Revolving Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum equal to one-half of one percent (.5%) per annum over the Prime Rate announced from time to time by the Bank (the "Bank's Prime Rate," which may not be the Bank's lowest rate of interest) which shall be adjusted daily when and as the Bank's Prime Rate changes. Upon and after the occurrence of an Event of Default, the Revolving Loan shall bear interest on its principal amount outstanding from time to time at a rate per annum (the "Revolving Loan Default Rate") equal to three and one-half percent (3.5%) per annum over the Bank's Prime Rate, which shall be adjusted daily when and as the Bank's Prime Rate changes. Interest accruing prior to maturity of the Revolving Loan (whether by lapse of time, acceleration, or otherwise) shall be due and payable on the first day of each calendar month, commencing with the month following the date on which the first disbursement of the Revolving Loan is made. After maturity of the Revolving Loan (whether by lapse of time, acceleration, or otherwise) accrued interest shall be due and payable upon demand.

                  1.4.  Maturity of the Loan.

                  1.4.1. First Term Loan Maturity. The First Term Loan shall be due and payable in equal monthly installments of $43,978.98 of principal and interest,






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commencing  on June 1,  1998,  and a like sum on the first day of each  calendar month thereafter until the principal of and accrued and unpaid interest on the First Term Loan is paid in full, provided that the outstanding principal of and accrued and unpaid interest on the First Term Loan, if not sooner paid in full, shall be due and payable in full on May 1, 2002 (or earlier as provided in this Agreement or the First Term Note).

                  1.4.2. Second Term Loan Maturity. The Second Term Loan shall be due and payable in equal monthly installments of $19,617.26 of principal and interest, commencing on May 1, 1998, and a like sum on the first day of each calendar month thereafter until the principal of and accrued and unpaid interest on the Second Term Loan is paid in full, provided that the outstanding principal of and accrued and unpaid interest on the Second Term Loan, if not sooner paid in full, shall be due and payable in full on September 1, 2001 (or earlier as provided in this Agreement or the Second Term Note).

                  1.4.3. Third Term Loan Maturity. The Third Term Loan shall be due and payable in equal monthly installments of $46,194.61 of principal and interest, commencing on September 1, 1998, and a like sum on the first day of each calendar month thereafter until the principal of and accrued and unpaid interest on the Third Term Loan is paid in full, provided that the outstanding principal of and accrued and unpaid interest on the Third Term Loan, if not sooner paid in full, shall be due and payable in full on August 1, 2003 (or earlier as provided in this Agreement or the Third Term Note).

                  1.4.4. Fourth Term Loan Maturity. The Fourth Term Loan shall be due and payable in monthly installments of $16,666.67 of principal, commencing on May 1, 1998, and a like sum on the first day of each calendar month thereafter until the principal of and accrued and unpaid interest on the Fourth Term Loan is paid in full, provided that the outstanding principal of and accrued and unpaid interest on the Fourth Term Loan, if not sooner paid in full, shall be due and payable in full on July 1, 1998 (or earlier as provided in this Agreement or the Fourth Term Note).

                  1.4.5. Revolving Loan Maturity. The Revolving Loan shall be prepayable as provided in this Agreement and, if not sooner paid in full, shall be due and payable on May 1, 1999 (or earlier as provided in this Agreement or the Revolving Note).

                  1.5. Mandatory and Optional Prepayments. The Borrower shall prepay the Revolving Loan if and to the extent that the outstanding principal amount of the Revolving Loan shall from time to time exceed the limits therefor. In addition, the Revolving Loan may be prepaid at any time at the option of the Borrower without premium or penalty. All prepayments required or permitted hereunder shall be applied first to prepayment of accrued and unpaid interest on the Revolving Loan and then to the prepayment of the outstanding principal of the Revolving Loan in the inverse order of maturity thereof.

                  1.6 Second Term Loan Prepayment Fee. The Second Term Note may be prepaid at any time and from time to time prior to maturity, without premium, penalty, or discount, but only to the extent that the source of such prepayment is not derived, directly or indirectly, from money borrowed by the Borrower, any Guarantor, or any Affiliate (as hereinafter defined) of the Borrower or any Guarantor. The Borrower agrees to pay the Bank, on demand, in addition to the







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payment of all other  obligations  of the Borrower to the Bank that are then due and payable, a fee (the "Second Term Loan Prepayment Fee") determined as hereinafter provided if the Second Term Note is prepaid in whole or in part at any time or from time to time prior to maturity, but only to the extent that the source of such prepayment is derived, directly or indirectly, from money borrowed by the Borrower, any Guarantor, or any Affiliate of the Borrower or any Guarantor. The Second Term Loan Prepayment Fee shall be equal to the applicable Loan Prepayment Percentage provided below, multiplied by the outstanding principal amount of the Second Term Note so prepaid. For any year in which a prepayment of the Second Term Note occurs, the applicable Second Term Loan
Prepayment Percentage shall be the percentage set forth opposite such year in the following schedule:

                                                 Second Term Loan
                  Year                         Prepayment Percentage
                  ----                         ---------------------
May 1, 1998 to September 1, 1999                        3%
May 2, 1999 to September 1, 2000                        2%
May 2, 2000 to September 1, 2001                        1%


All payments shall be applied first to accrued and unpaid interest on the Second Term Note then, at the Bank's election, to any Second Term Loan Prepayment Fee due by reason of any prepayment, and then to the outstanding principal of the Second Term Note in the inverse order of maturity thereof. For purposes of this Section the term "Affiliate" shall mean: any director, officer, or stockholder of the Borrower, or any partnership or corporate entity controlled by the Guarantors.

                  Section 2. CONDITIONS PRECEDENT TO THE BANK'S OBLIGATION TO MAKE THE INITIAL LOAN DISBURSEMENT. Prior to the initial disbursement by the Bank of any monies pursuant to this Agreement the following conditions must be satisfied:

                  2.1. Delivery of Loan Documents. The Borrower shall execute and deliver or cause to be executed and delivered to the Bank, as evidence of and as security for all obligations under this Agreement, the following documents (the "Loan Documents"), all to be in form and content as specified by the Bank:

                           (a) the First Term Note,  the Second  Term Note,  the
         Third  Term  Note,   the  Fourth  Term  Note  and  the  Revolving  Note
         (collectively, the "Notes");

                           (b) a first mortgage (the "Mortgage") on the real estate commonly known as 22160 N. Pepper Rd., Barrington, IL 60010 (the "Premises") owned by American National Bank and Trust Company of Chicago, not personally, but solely as Trustee under Trust Agreement dated September 19, 1984 and known as Trust No. 61978 (the "Trust") to secure the obligations of the Borrower under this Agreement and the Second Term Note;

                           (c) a collateral assignment of beneficial interest in the Trust;

                           (d) the filing with the Secretary of State of the State of Illinois and the recording with the Recorder's Office of Lake County, Illinois duly executed U.C.C. Financing Statements showing the Bank as secured party;

                           (e) guaranties of the obligations of the Borrower under this Agreement and the Notes, executed and delivered by Stephen
         M. Merrick, Howard




                                      -7-
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         W. Schwan and John H. Schwan (together with any other persons obligated at any time with respect to all or any part of the Borrower's obligations to the Bank, the "Guarantors"); and

                           (f)   subordination   agreements  in  the  amount  of
         $315,000.00 executed by Steven M. Merrick; $350,000.00 executed by John
         H. Schwan; and $50,000.00 executed Howard W. Schwan.

                  2.2. Liens on Property. The Bank shall have received evidence satisfactory to the Bank that all real and personal property, fixtures and equipment in which the Bank is taking a security interest will be free and clear of all liens and encumbrances of every nature and description other than: the security interest in favor of the Bank; the Permitted Exceptions (as defined in Section 2.3); security interests disclosed in the search, conducted on behalf of the Bank in July, 1996, for financing statements on file with the Illinois Secretary of State naming the Borrower as debtor for XL/Datacomp, Inc., Suburban National Bank of Palatine, Fathom Technologies, AT & T Credit Corporation, and Xerox Corporation; and security interests and liens permitted under this Agreement or to which the Bank shall have otherwise consented in writing (collectively, the "Permitted Liens").

                  2.3. Title Insurance. The Borrower shall have furnished the Bank with an ALTA Mortgage Loan Policy issued by Real Estate Index Inc. (the "Title Company") (such policy being referred to herein as the "Title Policy"), in the aggregate amount of $2,200,000.00. The Title Policy shall insure the Mortgage (for its full amount) as a first lien on the Premises. The Title Policy shall be subject only to the exceptions approved by the Bank (the "Permitted Exceptions") and shall contain no exceptions for mechanic's or materialmen's liens.

                  2.4. Insurance. The Borrower shall have delivered to the Bank insurance policies with premiums prepaid, with issuing companies, coverages and amounts satisfactory to the Bank, insuring the Premises and other properties of the Borrower against loss or damage by fire and such other hazards as may be required by the Bank, including, but not limited to, extended coverage, vandalism, malicious mischief, and comprehensive public liability insurance as required by the Bank. Each policy shall contain standard mortgage clauses satisfactory to the Bank and loss payable clauses satisfactory to the Bank with respect to such other insurance and shall provide that the policy may not be canceled by any party for any reason whatsoever without first giving the Bank at least thirty (30) days' prior written notice of any proposed cancellation. The Borrower shall provide the Bank with fully paid valid policies each year as long as any sums are owed the Bank. All policies shall name the Bank as mortgagee, additional insured and loss payee with endorsements acceptable to the Bank.

                  2.5. Authority. The Borrower shall have furnished to the Bank such documents, in form and content satisfactory to the Bank, as the Bank may request as evidence of the due organization and good standing of the Borrower and the due authorization and execution of the Loan Documents by the Borrower.

                  Section 3. ADDITIONAL   CONDITIONS   PRECEDENT TO THE   BANK'S
OBLIGATIONS TO MAKE DISBURSEMENTS OF THE LOAN. Prior to and as a condition to each disbursement of the Loan by the Bank:







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                  3.1.   Accuracy  of   Representations   and  Warranties.   The
representations and warranties of the Borrower made herein shall be true and correct as though made on and as of the date of such disbursement.

                  3.2. No Material Adverse Change. There shall have been no material adverse change in the financial condition of the Borrower from the financial condition reflected on the financial statements of the Borrower last furnished to the Bank.

                  3.3. No Default. There shall exist no Event of Default and no event or condition which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

                  Section 4.  SECURITY INTEREST.

                  4.1. Grant of Security Interest. In order to secure the timely and full performance of the obligations of the Borrower to the Bank under this Agreement and the Notes and any and all interest accruing thereon, and any and all extensions, renewals, or refinancings thereof, and all other present and future obligations of the Borrower to the Bank, the Borrower hereby grants to the Bank a security interest in the following property (collectively, the "Collateral"):

                           (a) all present and future accounts, accounts receivable, other receivables and claims for money due, instruments, documents, chattel paper, contract rights, and general intangibles (the "Accounts Receivable");

                           (b) all raw materials, supplies, work-in-process, finished goods, and all other inventory of whatsoever kind or nature, wherever located, whether now owned or hereafter acquired (the "Inventory");

                           (c) all machinery, equipment, vehicles, furniture, tools, and trade fixtures and all substitutions and replacements thereof wherever located, and all attachments, accessions, parts, and additions thereto, whether now owned or hereafter acquired;

                           (d) all of the Borrower's deposit accounts (whether checking, savings, or otherwise) with the Bank or any other depositary institution, whether now or hereafter existing and including accounts held jointly with others;

                           (e) all monies, securities, drafts, notes, and other property of the Borrower and the proceeds thereof, now or hereafter held or received by or on behalf of the Bank from or for the Borrower, whether for custody, pledge, transmission or otherwise;

                           (f) all books, records, and general intangibles evidencing or relating to any of the foregoing; and

                           (g)  any  and  all   proceeds  and  products  of  the
         foregoing.

                  4.2. Filing and Recording; Perfection. The Borrower shall execute and deliver to the Bank financing statements and take whatever other actions are requested by the Bank to perfect and continue the Bank's security interest in the Collateral. Upon the request of the Bank, the Borrower will deliver to the Bank any and all of the documents and instruments evidencing or constituting the Collateral or any part thereof, together with an appropriate endorsement or assignment thereof satisfactory to the Bank, and the Borrower will note the Bank's security interest upon any and all chattel paper included in the Collateral. The Borrower irrevocably appoints the Bank as the agent and attorney-in-fact of the Borrower to execute such documents and take such actions as the Bank deems necessary to preserve and perfect the Bank's security interest in the Collateral.

                  4.3. Collections of Accounts. The Borrower hereby authorizes the Bank, now and at any time or times hereafter, to (a) notify any or all account debtors that the Accounts Receivable have been assigned to the Bank and that the Bank has a security interest therein and (b) direct such account debtors to make all payments due from them to the Borrower upon the Accounts Receivable directly to the Bank or to a lockbox designated by the Bank. Until such time as the Bank shall exercise such rights, the Borrower shall collect and enforce all of its Accounts Receivable. The costs of collection and enforcement of the Accounts Receivable shall be borne by the Borrower, whether such costs are incurred by the Borrower or the Bank. All collections and proceeds of the Accounts Receivable and other Collateral shall be held in trust for the Bank, separate and apart from other funds and properties of the Borrower, and shall be promptly delivered by the Borrower to the Bank in the form in which they are received by the Borrower (except for any necessary endorsement in favor of the Bank) by mailing or delivering the same to the Bank not later than the business day following receipt thereof by the Borrower. The Bank will, within two (2) business days after receipt of checks and one business day after receipt of cash and cash equivalents, apply the whole or any part of such collections against the Borrower's liabilities to the Bank. All checks, drafts, instruments, and other items of payment or proceeds of Collateral shall be endorsed by the Borrower to the order of the Bank. The Borrower irrevocably constitutes and appoints the Bank and all persons designated by the Bank as the true and lawful agent and attorney-in-fact to endorse the Borrower's name to any payment or proceeds of Collateral.

                  Section 5. GENERAL COVENANTS. The Borrower agrees that so long as any of the Notes shall be outstanding, unless waived in writing by the Bank:

                  5.1. Financial Information, Reports. The Borrower will maintain a standard and modern system of accounting in accordance with generally accepted practice and will furnish to the Bank and its duly authorized representatives such information with respect to the business, affairs, operations, and financial condition of the Borrower as may be reasonably requested from time to time. The Borrower shall furnish to the Bank:

                           (a) as soon as available, and in any event not more than 45 days after the close of each quarterly fiscal period of the Borrower, a copy of the balance sheet and profit and loss statement of the Borrower for the period from the beginning of the current fiscal year to the end of such quarterly period, prepared by an independent public accounting firm of recognized standing selected by the Borrower;

                           (b) as soon as available, and in any event within 30 days after the close of each monthly fiscal period of the Borrower, a copy of the balance sheet and profit and loss statement for the Borrower (of its domestic operations only) prepared by the Borrower and signed by a principal officer of the Borrower for such monthly period and the period from the beginning of the current fiscal year to the end of such monthly period;

                           (c) as soon as practicable and in any event within 120 days after the end of each fiscal year of the Borrower, a profit and loss statement and a reconciliation of surplus accounts of the Borrower for such year, and a balance sheet of the Borrower as of the end of such year, setting forth in each case in comparative form corresponding figures from the preceding fiscal year, all in reasonable detail and satisfactory to the Bank and certified by an independent certified public accounting firm of recognized standing selected by the Borrower;

                           (d) within 15 days after the close of each monthly fiscal period of the Borrower, and otherwise from time to time as the Bank may request, a schedule of the Eligible Accounts and Eligible Inventory and an aging of the Accounts Receivable and accounts payable, and a report of Inventory in form acceptable to the Bank, signed by a principal officer of the Borrower, together with copies of invoices, if requested by the Bank pertaining to the Eligible Accounts arising since the previous such report to the Bank;

                           (a) promptly upon receipt thereof, copies of any detailed reports submitted to the Borrower by independent accountants in connection with each annual audit or any annual or interim review of the books and records of the Borrower made by such accountants; and

                           (b) with reasonable promptness, such other financial information, including annual financial statements of the Guarantors, as the Bank may reasonably request.

All financial statements of the Borrower specified in the preceding clauses (a) and (c) shall be furnished in consolidated and consolidating form for the Borrower and all subsidiaries that the Borrower may at any time have. Together with each delivery of financial statements required by the preceding clauses
(a), (b) and (c), the Borrower will deliver to the Bank a certificate of a principal officer of the Borrower stating that there exists no Event of Default or any event or condition that, with notice or lapse of time, or both, would constitute an Event of Default, or, if any such Event of Default or event or condition exists, specifying the nature thereof, the period of existence thereof, and what action the Borrower proposes to take with respect thereto. The Borrower will permit any person designated by the Bank to visit and inspect any of the properties, corporate books, and financial records of the Borrower, and to discuss the affairs, finances, and accounts of the Borrower, all at such reasonable times and as often as the Bank may reasonably request.

                  5.2. Taxes. The Borrower shall cause to be paid on a timely basis all taxes and assessments, special or otherwise, and any other such charges which are due and payable. In the event the Borrower fails to pay taxes as required herein, the Bank reserves the right to require the Borrower to make monthly deposits into an escrow account established for the payment of taxes in an amount satisfactory to the Bank. The Borrower may contest in good faith and through appropriate proceedings any tax or assessment or other charge due and payable provided that the Borrower shall have deposited with the Bank a cash sum sufficient to discharge such tax assessment or charge.

                  5.3. Insurance. The Borrower will maintain insurance coverage by reputable insurance companies in such forms and amounts, and against such hazards, as are ordinarily carried by other companies similarly situated in operating like businesses and properties. Without limiting the generality of the foregoing, property and casualty insurance shall be in amounts and forms insuring the full replacement cost of fixed assets of the Borrower.

                  5.4. Liens and Encumbrances. The Borrower shall not create, assume, or suffer to exist any mortgage, deed of trust, pledge, encumbrance, lien, or charge of any kind (including the charge upon the property purchased under conditional sales or other title retention agreements) upon any of the property or assets of the Borrower, whether now owned or hereafter acquired, except: (a) liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; (b) other liens, charges, and encumbrances incidental to the conduct of the Borrower's business or the ownership of its property and assets which are not incurred in connection with the borrowing of money or the obtaining of advances of credit and which do not in the aggregate materially impair the use of such property or assets in the operation of the Borrower's business; (c) Permitted Liens; and (d) purchase money mortgages and other purchase money liens or security interests (including finance leases) upon any fixed or capital assets hereafter acquired by the Borrower, provided that no such mortgage, lien, or security interest shall extend to or cover any other property of the Borrower, and further provided that the principal amount of the aggregate of all such indebtedness secured by all such mortgages, liens, and security interests shall not exceed $50,000.00.

                  5.5. Maintenance of Properties. The Borrower will maintain, keep, and preserve all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted. The Borrower shall from time to time make or cause to be made all necessary and proper repairs, renewals, replacements, additions, and improvements to its properties so that the business carried on by the Borrower may be properly and advantageously conducted at all times in accordance with prudent business management.

                  5.6. Compliance With Laws. The Borrower shall comply in all material respects with all laws, ordinances, regulations, and orders of all governmental authorities applicable to its business or the use of its properties. The Borrower may contest, in good faith, any such law, ordinance, regulation, or order and withhold compliance during any proceeding, including appropriate appeals, so long as the Bank's security interest in the Collateral or lien in the Premises, in the opinion of the Bank, is not jeopardized.

                  5.7. Location of Collateral. All Collateral now owned by the Borrower is and will be, and all Collateral hereafter acquired by the Borrower will be, and to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral will be, kept at the Borrower's facilities at either 22160 North Pepper Road, Barrington, IL 60010 or 675 Industrial Drive, Cary, Illinois. Except in the ordinary course of its business, the Borrower shall not remove the Collateral from its existing locations. To the extent the Collateral consists of vehicles or other property, the ownership of which is evidenced by a certificate of title, the Borrower shall not take or permit any action that would require registration of such Collateral outside the State of Illinois.

                  5.8. Mergers, Sales of Assets. The Borrower shall not merge or consolidate with any other corporation or sell, lease, transfer, or otherwise dispose of all or any substantial part of the assets of the Borrower or enter into any sale and leaseback transaction or arrangement with respect to any properties of the Borrower, change the name of the Borrower, or wind up, liquidate, or dissolve, or agree to do any of the foregoing, except that the Borrower may sell in the ordinary course of business assets or properties no longer necessary for the proper conduct of the business of the Borrower having a value amounting, in any single transaction, to not more than $50,000.00.

                  5.9. Bank Account. The Borrower shall maintain its principal deposit relationship, including its corporate operating checking account and money market deposit account, with the Bank.

                  5.10. Tangible Net Worth. The Borrower shall at all times maintain a Tangible Net Worth in an amount greater than $6,000,000.00. For purposes of this Agreement, Tangible Net Worth shall mean the total of all assets appearing on a balance sheet of the Borrower prepared in accordance with generally accepted accounting principles consistently applied, less the total liabilities of the Borrower, as determined in accordance with generally accepted accounting principles consistently applied, less the amount of any intangible assets as determined by the Bank in its discretion.

                  5.11 Debt to Worth Ratio. At the end of each fiscal quarter of the Borrower, the Borrower shall achieve a ratio of total debt to tangible net worth of no more than 3 to 1. For purposes of this Agreement total debt shall mean all items that, in accordance with generally accepted accounting principles, would be included in determining total liabilities as shown on the liabilities side of a balance sheet as of the date the amount of total liabilities  is to be  determined  and,  in any event,  shall  include  (without duplication) capitalized lease obligations, letters of credit, and all obligations relating thereto, any liabilities secured by any mortgage, pledge, lien, or security interest on property owned or acquired, whether or not such liabilities shall have been assumed and guaranties and endorsements (other than for collection in the ordinary course of business) and other contingent obligations. Tangible net worth shall mean the total of all assets appearing on a balance sheet prepared in accordance with generally accepted accounting principles consistently applied, less total liabilities, as determined in accordance with generally accepted accounting principles consistently applied, less the amount of any intangible assets as determined by the Bank in its discretion.

                  5.12 Permitted Debt. The Borrower shall not create, incur, assume, or suffer to exist any funded or current debt, or guarantee, endorse or otherwise be or become contingently liable in connection with the obligations, stock, or dividends of any person, except: (a) debt represented by the Notes;
(b) funded or current debt secured by mortgages and other liens and retentions permitted under Section 5.4 hereof; (c) contingent liabilities arising out of the endorsement in the ordinary course of business of negotiable instruments in the course of collection thereof; (d) current liabilities arising in the ordinary course of business of the Borrower and which are not incurred for money borrowed; and (e) debt subordinated to the Bank.

                  5.13 Leases and Purchases. The Borrower shall not incur or have outstanding any obligations for the payment for purchases of property or for rentals on account of the use or possession of real or personal property (whether or not any express or implied arrangement is made for the acquisition by the Borrower of title thereto at any time) if after giving effect thereto the maximum aggregate amount of rentals for which the Borrower is obligated in any fiscal year on all leases having a term in excess of three years would exceed $50,000.00.

                  5.14 Investments. Except for investments in PTF and CTF (which will not exceed $500,000.00 in the aggregate), the Borrower shall not make or permit to remain outstanding any loan or advance to, or own, purchase, or acquire any stock or securities of, any person, excepting loans to employees not exceeding, at any time, in the aggregate, $50,000.00 outstanding.

                  5.15 Restricted Payments. The Borrower shall not pay or declare any dividend on any shares of any class of its capital stock or make any other distribution on account of any shares of any class of its stock, or redeem, pur chase, or otherwise acquire, directly or indirectly, any shares of any class of its capital stock in excess of $250,000.00 in any year.

                  5.16 Transactions with Affiliates. The Borrower shall not, directly or indirectly, purchase, acquire, or lease any material property or service from, or sell, transfer, or lease any material property or service to, any Affiliate (as hereinafter defined) except in the usual, regular, and ordinary course of business of the Borrower and upon fair and reasonable terms no less favorable to the Borrower than would result from arm's-length bargaining with an unaffiliated person. For purposes of this Agreement, "Affiliate" shall mean: any person or entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Borrower; or any director, officer, trustee, or shareholder of the Borrower or any entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Borrower.

                  Section 6.  DEFAULT AND REMEDIES.

                  6.1. Events of Default. Each of the following shall constitute an "Event of Default" under this Agreement:

                           (a) The Borrower fails to pay, within ten (10) days after the date on which payment thereof is due, any installment of principal or interest on any of the Notes or any other sum due and payable under this Agreement, any of the Notes, or the Mortgage; or

                           (b) the Borrower fails to keep or perform any agreement, undertaking, obligation, covenant or condition set forth in
         Section 5.2, 5.3 or 5.4 of this Agreement; or

                           (c) the Borrower fails to keep or perform any other agreement, undertaking, obligation, covenant, or condition set forth in this Agreement or any of the Loan Documents or any other agreement between the Borrower and the Bank within thirty (30) days after notice that such performance is due and such performance remains uncured within that period; or

                           (d) if default shall occur in the payment of any principal, interest, or premium with respect to any indebtedness of the Borrower or any Guarantor for borrowed money and such default shall continue for more than the period of grace, if any, therein specified and shall not have been effectively waived, or if any such indebtedness shall be declared due and payable prior to the stated maturity thereof; or

                           (e) (i) any representation, warranty or certification, made or given in or pursuant to this Agreement by the Borrower or otherwise made by the Borrower in writing in connection with this Agreement, proves to be untrue in any respect when such representation, warranty or certification is made or given hereunder; or (ii) any representation, warranty or certification, made or given in or pursuant to this Agreement by the Borrower or otherwise made by the Borrower in writing in connection with this Agreement, although true in all respects when such representation, warranty or certification was made or given, proves to be untrue in any material respect at any subsequent time when such representation, warranty or certification is operative or applicable and such representation, warranty or certification continues to be untrue ten (10) days after written notice from the Bank to the Borrower; or

                           (f) the Collateral or the Premises, or any material part thereof, is damaged or destroyed by fire or other casualty and the cost to rebuild or reconstruct exceeds the face amount of insurance actually collected or in the process of collection through diligent efforts of the Borrower, and if the Borrower fails to deposit or to cause to be deposited with the Bank the deficiency within ten (10) days after the Bank's written request therefor, unless such deficiency is less than $50,000.00; or

                           (g) an order of condemnation by eminent domain proceedings is entered with respect to the Premises or any part thereof and is not dismissed or stayed; or

                           (h) any petition is filed or proceeding is commenced for any attachment, levy, or seizure of any property of the Borrower subject to a lien in favor of the Bank; or any judgment or judgments, writ or writs, warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $50,000.00 shall be entered or filed against the Borrower or against any property or assets of the Borrower and remains unvacated, unbonded or unstayed for a period of sixty (60) days; or

                           (i) if the Borrower or any Guarantor: shall be unable to pay its debts as they become due; files a petition to take advantage of any insolvency act; makes an assignment for the benefit of its creditors; commences a proceeding for or consents to the appointment of a receiver, trustee, liquidator, or conservator of itself or of the whole or any substantial part of its property; files a petition to a petition under any chapter of the Bankruptcy Reform Act of 1994, as amended, or files a petition or seeks relief under or takes advantage of any other reorganization, arrangement or readjustment of debt, insolvency, or receivership law or statute of the United States of America or any state thereof; or if there is commenced against the Borrower or any Guarantor any proceeding for any of the foregoing relief which is not dismissed or withdrawn within 90 days after the filing thereof; or if the Borrower or any Guarantor by any act indicates its consent to, or approval or authorization of, any such proceeding or petition; or

                           (j) if Stephen M. Merrick shall cease to own of record and beneficially at least 406,401 shares of common stock representing 14.34% of 2,833,188 shares of common stock, if Stephen M. Merrick, John H. Schwan and Howard W. Schwan shall cease to have beneficial interest in shares of preferred stock as follows: 571,429, 857,143 and 428,571. There are a total of 5,690,331 shares of common and preferred outstanding of which Stephen M. Merrick owns 17.18%, John
         H. Schwan 15.06% and Howard W. Schwan 7.53%; or

                           (k) if either Stephen M. Merrick, John H. Schwan or Howard W. Schwan ceases to be actively employed in their respective offices and positions held as of the date hereof; or

                           (l) if any Guarantor shall die or be declared incompetent; or

                           (m) if, in the reasonable opinion of the Bank, there shall be any material adverse change in the financial condition of the Borrower or any Guarantor.

                  6.2. Remedies. After the occurrence of any Event of Default, the Bank shall have the right in addition to all the remedies conferred upon the Bank by law or equity or the terms of any of the Loan Documents, to do any or all of the following, concurrently or successively, without notice to the
Borrower:

                           (a) Declare the Notes to be, and the Notes shall thereupon become, immediately due and payable, provided that if an Event of Default described in Section 6.1(i) shall occur or exist, the Notes shall automatically become immediately due and payable, in each case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Loan Documents to the contrary notwithstanding;

                           (b) terminate the Bank's obligations under this Agreement to extend credit of any kind or to make any disbursement, whereupon the commitment and obligations of the Bank to extend credit or to make disbursements hereunder shall terminate; and

                           (c) exercise all rights and remedies of a secured party under the Uniform Commercial Code and otherwise, including, without limitation, the right to foreclose the security interest granted herein by any available judicial or other procedure and/or to take possession of any or all of the Collateral and the books and records relating thereto with or without judicial process, for which purpose the Bank may enter on any or all of the premises where any of the Collateral or books or records may be situated and take possession and remove the same therefrom; proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both; require the Borrower to assemble any or all of the Collateral and any or all certificates of title and other documents relating to the Collateral at a place designated by the Bank; charge or set off all sums owing to the Bank by the Borrower against any and all of the Borrower's accounts (including accounts held jointly with others) and credit balances at the Bank, regardless of the stated maturity thereof; and exercise in the Borrower's name all rights with respect to the Collateral, including the right to collect any and all money due or to become due, endorse checks, notes, drafts, instruments, or other evidences of payment, receive and open mail addressed to the Borrower, and settle, adjust, or compromise any dispute with respect to any item of Collateral.

                  6.3. Rights and Remedies Cumulative. All of the Bank's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by the Bank to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of the Borrower under this Agreement, after the failure of the Borrower to perform, shall not affect the Bank's right to declare a default and to exercise its remedies.

                  Section  7.  REPRESENTATIONS  AND  WARRANTIES.   The  Borrower
represents and warrants to the Bank as follows:

                  7.1. Power and Authority. The Borrower is a corporation duly organized and validly existing and in good standing under the laws of its state of incorporation. The Borrower has the requisite authority to execute, deliver and carry out the terms and provisions of this Agreement, and the Loan Documents and other documents to be executed and delivered by it in connection with this Agreement. This Agreement constitutes, and the Loan Documents and other documents to be executed and delivered in connection with this Agreement, when executed and delivered pursuant hereto will constitute, the duly authorized obligations of the party or parties (other than the Bank) executing the same and will be enforceable in accordance with their respective terms.

                  7.2. No Violation of Agreements, Etc. The Borrower is not in default under any agreement to which it is a party, the effect of which will materially adversely affect performance by the Borrower of its obligations pursuant to and as contemplated by the terms and provisions of this Agreement or any of the Loan Documents. Neither the execution and delivery of this Agreement, the Loan Documents or other documents to be executed and delivered by the Borrower, or the performance of its obligations under this Agreement (a) violate any presently existing provisions of law or any presently existing applicable order, writ, injunction or decree of any court or government department, commission, board, bureau, agency or instrumentality, or (b) conflict or are inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind which creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the assets of the Borrower, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which the Borrower is a party or by which the Borrower may be bound.

                  7.3. Financial Statements, Financial Condition. The Borrower has furnished the Bank with financial statements of the Borrower as of and for the fiscal year ended October 31 in each of the years 1995, 1996, and 1997 and a balance sheet as of January 31, 1998 and statement of operations for the seven month period then ended. Such financial statements are true and correct, subject, as to the interim statements, to changes resulting from year-end reviews and adjustments, and have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved. The balance sheets included therein fairly present the condition of the Borrower as at the dates thereof, and the profit and loss and surplus statements included therein fairly present the results of operations of the Borrower for the periods indicated. There has been no material adverse change in the condition, financial or otherwise, of the Borrower since January 31, 1998.

                  7.4. No Litigation. Except for an action filed by NRS for services performed by NRS in the aggregate of approximately $105,000.00, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind which will materially adversely affect performance by any of such parties of its obligations pursuant to and as contemplated by the terms and provisions of this Agreement or the Loan Documents.

                  7.5. Taxes. The Borrower has filed all state and federal income tax returns that are required to be filed, and has paid all taxes shown to be due on such returns and such assessments received by the Borrower to the extent that the same had become due.

                  7.6. Title to Property. The Borrower holds and will hold all right, title, and interest in and to its properties, including the Collateral, free and clear of all liens, claims and encumbrances, except as permitted under this Agreement. The Trust holds and will hold all right, title, and interest in and to its properties, including the Premises, free and clear of all liens, claims and encumbrances, except as permitted under this Agreement. The Borrower has no subsidiaries.

                  7.7.  Accounts  Receivable.   With  respect  to  the  Accounts
Receivable,   the  Borrower  represents  and  warrants  that,  unless  otherwise indicated in writing by the Borrower:

                           (a) all Accounts Receivable are genuine, are in all respects what they purport to be, are not evidenced by a judgment and are evidenced by only one, if any, executed original instrument, agreement, contract, or document;

                           (b) all Accounts Receivable represent undisputed bona fide transactions completed in accordance with the terms and provisions contained in any documents or agreements related thereto;

                           (c) the face amount shown on any schedule of Accounts Receivable heretofore or hereafter provided to the Bank and all invoices and statements delivered to the Bank with respect to any Accounts Receivable are or will be actually and absolutely owing to the Borrower and are not contingent for any reason;

                           (d) to the best of the Borrower's knowledge, there are no set-offs, counterclaims, or disputes existing or asserted with respect to the Accounts Receivable, and the Borrower has not made any agreement with any account debtor for any deduction therefrom, except for discounts and allowances allowed by the Borrower in the ordinary course of its business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face amount of the invoices to which such discounts or allowances relate;

                           (e) to the best of the Borrower's knowledge, there are no facts, events, or conditions which in any way impair the validity or enforcement of the Accounts Receivable or tend to reduce the amount payable thereunder from the invoice face amount shown on any schedule of Accounts Receivable delivered to the Bank;

                           (f) the Borrower has no knowledge of any fact or circumstance that would impair the validity or collectibility of the Accounts Receivable; and

                           (g) the Accounts Receivable that the Borrower shall, expressly or by implication, request the Bank to treat as Eligible Accounts will, as of the time such request is made, conform in all requests to the conditions to be treated as Eligible Accounts.

                  7.8. Inventory. With respect to the Inventory, the Borrower represents and warrants that, unless otherwise indicated in writing by the
Borrower:

                           (a) all inventory is located at the location set forth in Section 5.7 hereof or is Inventory that is in transit;

                           (b) no Inventory is, or shall at any time or times hereafter be, stored with a bailee, warehouseman, or similar party without the prior written consent of the Bank;

                           (c) no Inventory is under consignment to or from any person;

                           (d) all Inventory is currently usable and salable in the normal course of the Borrower's business; and

                           (e) the Inventory that the Borrower shall, expressly or by implication, request the Bank to treat as Eligible Inventory will, as of the time such request is made, conform in all respects to the conditions to be treated as Eligible Inventory.

                  7.9. Compliance with Environmental Laws. Except as disclosed in writing to the Bank on or before the date hereof, the Premises and its present use complies, and at all times shall comply, with all applicable laws and govern mental regulations including, without limitation, all applicable federal, state and local laws pertaining to air and water quality, hazardous waste, waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and utility availability. Except as disclosed in writing to the Bank on or before the date hereof, neither the Borrower nor, to the best of the Borrower's knowledge, any previous owner or occupier of the Premises, used, generated, stored or disposed of, on, under or about the Premises any Hazardous Materials. For purposes of this Agreement, Hazardous Materials shall mean and include any hazardous substance or any pollutant or contaminant defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called applicable "Superfund" or "Superlien" or "Non- priority Lien" law, the Toxic
Substances Control Act, or the Resource Conservation and Recovery Act, all as amended from time to time. Further, to the best of the Borrower's knowledge, except as disclosed in writing to the Bank on or before the date hereof, the Premises does not contain any underground tanks and does not contain and has not in the past contained any asbestos-containing material in friable form.

                  7.10. Material Facts. Neither this Agreement nor any document, financial statement, credit information, certificate or statement furnished to the Bank by the Borrower contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state a material fact necessary to make the statements made not misleading.

                  7.11. Representations and Warranties to be Continuing. All of the foregoing representations and warranties will be true at the date of the initial disbursement and at the dates of all subsequent disbursements of the Loan. All representations, warranties, covenants, and agreements made herein or in any certificate or other document delivered to the Bank by or on behalf of the Borrower shall be deemed to have been relied upon by the Bank notwithstanding any investigation heretofore or hereafter made by the Bank or on its behalf, and shall survive the making of any or all of the disbursements contemplated hereby and shall continue in full force and effect as long as there remains unperformed any obligation to the Bank hereunder or under any of the Loan Documents.

                  Section 8.  MISCELLANEOUS PROVISIONS.

                  8.1. Notices. Any communications, requests or notices required or appropriate to be given under this Agreement shall be in writing and deemed given when delivered in person or when mailed by certified mail, return receipt requested, deposited in the United States mail postage pre-paid, addressed to the party for whom the notice is intended as follows:

         BORROWER:                  CTI Industries Corporation
                                    22160 North Pepper Road
                                    Barrington, IL 60010
                                    Attention: Stephen M. Merrick
                                               hief Executive Officer

         BANK:                      First American Bank
                                    1650 Louis Avenue
                                    Elk Grove Village, Illinois 60007
                                    Attention:  Martin J. Carmody
                                                Exec. Vice President

These addresses may be changed by notice as provided herein.

                  8.2. No Waiver. No failure by the Bank to exercise, or delay by the Bank in exercising, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and not exclusive of any right or remedy provided by law. No notice to or demand on the Borrower in any case shall, in itself, entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the

Bank to any other or further action in any circumstances without notice or demand.

                  8.3. Binding Effect. This Agreement and the Loan Documents shall be binding upon and inure to the benefit of the respective parties hereto and their respective successors and assigns. This Agreement is made for the sole benefit of the Borrower and the Bank and no other person or persons shall have any bene fits, rights or remedies under or by reason of this Agreement.

                  8.4. Further Assurances. The Borrower agrees that, at any time or from time to time, upon the written request of the Bank, it will execute and deliver all such further documents and do all such other acts and things as the Bank may reasonably request to give effect to this Agreement and the Loan Documents.

                  8.5. Time of the Essence. Time is of the essence of this Agreement and of every part hereof.

                  8.6. Fees and Expenses. The Borrower shall promptly pay or reimburse the Bank for all reasonable expenses, regardless of whether the Loan is disbursed in whole or in part, incurred in connection with the issuance of the Bank's commitment letter and the making of the Loan, including, but not limited to, examination and insurance of title by the Title Company, preparation and review of all Loan Documents by the Bank's outside counsel, taxes of any kind, appraisal, surveys, recording costs, escrow disbursement costs, inspection costs and attorney's fees. The Borrower shall also pay promptly to the Bank on demand the customary fees and out-of-pocket expenses of the Bank in connection with the Bank's periodic examinations of the Collateral and inspections of books and records of the Borrower. The Borrower shall pay promptly to the Bank on demand reasonable attorneys' fees and all costs and other expenses paid or incurred by the Bank in duly enforcing or exercising its rights or remedies created by, connected with or provided in this Agreement, the Notes, the Mortgage or the other Loan Documents or as a result of any litigation or threatened litigation or the preparation therefor in which the Bank is a party or threatened to be made a party and which in any way whatsoever relates to this Agreement.

                  8.7.  Indemnity  Agreement.  The Borrower agrees to indemnify, defend, and hold the Bank harmless from and against any and all losses, damages, liabilities, and expenses (including reasonable attorneys' fees) the Bank may sustain as a consequence of the occurrence of any Event of Default or the breach or inaccuracy of any representation and warranty made by the Borrower in this Agreement or any document, financial statement, credit information, certificate, or statement furnished to the Bank. The Borrower agrees to indemnify, defend, and hold the Bank harmless from and against any and all losses, damages, liabilities, and expenses (including reasonable attorneys' fees) that at any time or from time to time may be paid, incurred, or suffered by, or asserted against, the Bank for, with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from, the Premises or any part thereof, into or upon any land, the atmosphere, or any water course, body of water, or wet lands, of any Hazardous Material occurring during or prior to the period of ownership of the Premises or any part thereof by the Borrower or as a result of conditions existing during such period (including, without limitation, any losses, liabilities, damages, or expenses asserted or arising under any applicable law or regulation). The provisions of and undertakings and indemnifications set forth in this Section shall survive the payment of the Notes and the other obligations of the Borrower to the Bank and shall not be affected by the Bank's acquisition of any interest in the Premises, whether by foreclosure or otherwise.

                  8.8. Security for Disbursements and Payments. Any and all disbursements, payments and amounts expended by the Bank pursuant to this Agreement, and all other expenses reimbursable by the Borrower, shall, as and when advanced or incurred, be and become evidenced and secured by this Agreement and the Loan Documents and shall bear interest from the date of advance or expenditure at the rate provided in this Agreement or, if no such rate is provided, then at the highest applicable interest rate provided in the Notes. Any Event of Default which may occur under this Agreement shall constitute a default under the Loan Documents.

                  8.9. Entire Agreement. This Agreement and the Loan Documents constitute the entire agreement between the parties hereto and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto. This Agreement supersedes any other agreement made by the Bank with or for the benefit of the Borrower.

                  8.10. Governing Law. This Agreement shall be a contract governed by and construed in accordance with the laws of the State of Illinois.

                  IN WITNESS WHEREOF, the parties hereto caused this Agreement to be executed as of the day and year first written above.

BORROWER:                                   CTI Industries Corporation


                                                     BY:______________________
                                                        Stephen M. Merrick
                                                        Chief Executive Officer




BANK:                                       First American Bank

                                                     BY:_______________________
                                                        Martin J. Carmody
                                                        Exec. Vice President